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                                                                   EXHIBIT 23B


                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of First Community Bancshares, Inc. on Form S-8 of our report dated January 28, 2000 appearing in the Annual Report on Form 10-K of First Community Bancshares, Inc. for the year ended December 31, 2000.



/s/ Deloitte & Touche LLP


Deloitte & Touche LLP
Pittsburgh, Pennsylvania
December 14, 2001